Exhibit 10.1
Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT
This Fifth Amendment to Credit Agreement (this “Amendment”) is entered into as of January 9, 2015, by and among K2M HOLDINGS, INC., a Delaware corporation (“Holdings”), K2M, INC., a Delaware corporation (the “US Borrower”) and K2M UK LIMITED, a company incorporated in England and Wales with company registration number 06950302 and with its registered office at Abbey House, Wellington Way, Broakland Business Park, Weybridge, Surrey KT13 0TT (the “UK Borrower”, and collectively, jointly and severally with the US Borrower, the “Borrower”), the several banks and other financial institutions or entities party hereto, SILICON VALLEY BANK (“SVB”), as the Issuing Lender and the Swingline Lender, and SILICON VALLEY BANK, as administrative agent and collateral agent for the lenders (in such capacity, the “Administrative Agent”).
WHEREAS, reference is hereby made to that certain Credit Agreement dated as of October 29, 2012 by and among Holdings, Borrower, the several banks and other financial institutions or entities from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”) and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) (capitalized terms used but not otherwise defined herein shall have the same meaning as in the Credit Agreement );
WHEREAS, the parties hereto have agreed to modify and amend certain terms and conditions of the Credit Agreement, subject to the terms and conditions contained herein;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

a.	Section 1 of the Credit Agreement is hereby amended by amending and restating the definition of “Available Revolving Commitment” in its entirety as follows:
“Available Revolving Commitment”: at any time, an amount equal to (a) the lesser of (i) the aggregate Revolving Commitments of all Lenders in effect at such time and (ii) the Borrowing Base in effect at such time, minus (b) the aggregate amount of all L/C Disbursements that have not yet been reimbursed or converted into Revolving Loans, minus (c) the aggregate principal balance of any Revolving Loans outstanding at such time; provided that for purposes of calculating any Lender’s Revolving Extensions of Credit for the purpose of determining such Lender’s Available Revolving Commitment pursuant to Section 2.9(b), the aggregate principal amount of Swingline Loans then outstanding shall be deemed to be zero.

b.	Section 2.4(a) of the Credit Agreement is hereby amended by amending and restating the second sentence thereof in its entirety as follows:
In addition, such aggregate obligations (other than the aggregate undrawn amount of all outstanding Letters of Credit) shall not at any time exceed the lesser of (i) the Total Revolving Commitments at such time and (ii) the Borrowing Base at such time.

c.	Section 2.8(a) of the Credit Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:

Exhibit 10.1
Execution Version

(a) If at any time or for any reason the aggregate amount of (x) the Total Revolving Extensions of Credit exceeds the amount of the Total Revolving Commitments then in effect, or (y) the Total Revolving Extensions of Credit (other than the aggregate undrawn amount of all outstanding Letters of Credit) exceeds the amount of the Borrowing Base then in effect (any such excess described in (x) and (y) above, an “Overadvance”), the Borrower shall, within one (1) Business Day, pay the full amount of such Overadvance to the Administrative Agent, without notice or demand, for application against the Revolving Extensions of Credit in accordance with the terms hereof; provided that any such repayment of an Overadvance shall be applied by the Administrative Agent first to repay Revolving Loans that are ABR Loans and thereafter to Revolving Loans that are Eurodollar Loans

d.	Section 2.10(a) of the Credit Agreement is hereby amended by amending and restating the provision in the first sentence thereof in its entirety as follows:
provided that no such termination or reduction of the Revolving Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans and Swingline Loans made on the effective date thereof, the aggregate amount of (x) the Total Revolving Extensions of Credit exceeds the amount of the Total Revolving Commitments then in effect, or (y) the Total Revolving Extensions of Credit (other than the aggregate undrawn amount of all outstanding Letters of Credit) exceeds the amount of the Borrowing Base then in effect.

e.	Section 3.1 of the Credit Agreement is hereby amended by:

i.	Deleting the word “either” in the proviso in the first sentence thereof; and

ii.
deleting the phrase “the Available Revolving Commitment” in the proviso in the first sentence thereof and substituting the phrase “the Total Revolving Extensions of Credit would exceed the Total Revolving Commitments” in its stead.

f.
Section 6.3(b) of the Credit Agreement is hereby amended by inserting the phrase “(other than the aggregate undrawn amount of all outstanding Letters of Credit)” in clause (iii) of the second sentence thereof immediately after the phrase “the aggregate amount of aggregate Revolving Extensions of Credit”.

2.	Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Administrative Agent:

a.	This Amendment shall have been duly executed and delivered by the respective parties hereto. The Administrative Agent shall have received a fully executed copy hereof.

b.
The Agent shall have received evidence acceptable to it that all action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and effectively taken.

c.	All necessary consents and approvals to this Amendment shall have been obtained.

d.	Prior to and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Exhibit 10.1
Execution Version

e.
Prior to and immediately after giving effect to this Amendment, (i) each of the representations and warranties of the Loan Parties contained in the Credit Agreement, any other Loan Document or in any document or instrument delivered pursuant to or in connection with the Loan Documents or this Amendment, are true and correct on and as of the effective date of this Amendment (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date), and (ii) no Default or Event of Default exists on the date hereof.

f.	The Lenders and the Administrative Agent shall have received payment from the Borrower of all costs and expenses required to be paid pursuant to Section 3 of this Amendment.

3.
Costs and Expenses. The Borrower shall pay to the Administrative Agent all reasonable costs, out-of-pocket expenses, and fees and charges of every kind incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto or thereto (which costs include, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent).

4.	Ratification of Loan Documents; Further Assurances.

a.
The Loan Parties hereby ratify, confirm and reaffirm each of the terms and conditions of the Loan Documents to which each is a party. The Loan Parties further acknowledge and agree that (i) except as specifically modified in this Amendment, all terms and conditions of the Loan Documents shall remain in full force and effect, and (ii) this Amendment constitutes a Loan Document.

b.
The Loan Parties hereby ratify, confirm and reaffirm that all security interests and liens granted pursuant to the Loan Documents secure and shall continue to secure the payment and performance of all of the Obligations pursuant to the Loan Documents, whether now existing or hereafter arising.

c.
The Loan Parties shall cooperate with the Administrative Agent and shall execute and deliver to the Administrative Agent such further instruments and documents as the Administrative Agent shall reasonably request to carry out to its satisfaction the transactions contemplated by this Amendment and the other Loan Documents.

5.	Representations and Warranties. The Loan Parties hereby represent, warrant, and covenant to the Administrative Agent and the Lenders as follows:

a.
The Loan Parties hereby represent and warrant as of the date hereof that (i) each of the representations and warranties of the Loan Parties contained in the Credit Agreement, any other Loan Document or in any document or instrument delivered pursuant to or in connection with the Loan Documents or this Amendment, are true and correct on and as of the effective date of this Amendment (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date), and (ii) no Default or Event of Default exists on the date hereof.

b.
This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Loan Party that is a party thereto, will be the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or

Exhibit 10.1
Execution Version

by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and equitable principals (whether enforcement is sought by proceedings in equity or at law).

c.
The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of its obligations under the Credit Agreement, as amended by this Amendment, and under the other Loan Documents (i) have been duly authorized by all necessary corporate action on the part of such Loan Party, (ii) will not violate any provisions of the certificate of incorporation or bylaws such Loan Party and (iii) will not constitute a violation by such Loan Party of any applicable material Requirement of Law.

d.
Each Loan Party acknowledges that the Administrative Agent and the Lenders have acted in good faith and has conducted in a commercially reasonable manner its relationships with each Loan Party in connection with this Amendment and in connection with the other Loan Documents. Each Loan Party understands and acknowledges that the Administrative Agent and the Lenders are entering into this Amendment in reliance upon, and in partial consideration for, the above representations, warranties, and acknowledgements, and agrees that such reliance is reasonable and appropriate.

6.
No Defenses. The Loan Parties hereby acknowledge and agree that the Loan Parties have no offsets, defenses, claims, or counterclaims against the Administrative Agent or the Lenders or any of their respective, officers, directors, employees, attorneys, representatives, successors or assigns, with respect to the Obligations, or otherwise, and that if any Loan Party now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Administrative Agent or the Lenders or any of their respective, officers, directors, employees, attorneys, representatives, successors or assigns, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and each Loan Party hereby RELEASES the Administrative Agent and the Lenders from any liability thereunder.

7.
Continuing Validity. The Loan Parties understand and agree that in modifying the existing Obligations, the Administrative Agent and the Lenders are relying upon the Loan Parties representations, warranties, and agreements, as set forth in the Loan Documents. Except as expressly modified pursuant to this Amendment, the terms of the Loan Documents remain unchanged and in full force and effect. The Administrative Agent’s and the Lenders’ agreement to modifications to the existing Obligations pursuant to this Amendment in no way shall obligate the Administrative Agent or the Lenders to make any future modifications to the Obligations. It is the intention of the Administrative Agent, the Lenders, the Borrower and Holdings to retain all makers of the Loan Documents as liable parties, unless the party is expressly released by the Administrative Agent in writing. No maker will be released by virtue of this Amendment.

8.
Governing Law/Submission To Jurisdiction; Waivers. Sections 10.13 and 10.14 of the Credit Agreement are hereby incorporated by reference in their entirety and shall apply to the terms of this Amendment.

9.
Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof (save in the case of UK Borrower where delivery of an executed copy of this

Exhibit 10.1
Execution Version

Amendment by facsimile or other electronic mail transmission shall be effective as delivery of a manually executed version of this Amendment). A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

10.	Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, permitted successors and assigns.

11.
Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Exhibit 10.1
Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

HOLDINGS:

K2M HOLDINGS, INC.

By: _/s/ Gregory Cole___________________
Name: Gregory Cole
Title: CFO

US BORROWER:

K2M, INC.

By:__/s/ Gregory Cole___    _____________
Name: Gregory Cole
Title: CFO and Treasurer

UK BORROWER:

K2M UK LIMITED

By:__/s/ Gregory Cole_________________
Name: Gregory Cole
Title: Director

Exhibit 10.1
Execution Version

ADMINISTRATIVE AGENT:

SILICON VALLEY BANK, as the Administrative Agent

By: /s/ Christopher Leary
Name: Christopher Leary
Title: VP

Exhibit 10.1
Execution Version

    LENDERS:

SILICON VALLEY BANK, as Issuing Lender, Swingline Lender, and as a Lender

By: /s/ Christopher Leary
Name: Christopher Leary
Title: VP

Exhibit 10.1
Execution Version

COMERICA BANK, as a Lender

By: /s/ Walter Weston
Name: Walter Weston
Title: VP